                        Supplement dated January 30, 2004
                                       to
                          Prospectus dated May 1, 2003

                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              190 Carondelet Plaza
                               St. Louis, MO 63105
                                 (314) 862-2211

          With funds through Morgan Stanley Variable Investment Series

This supplement contains additional information and should be read and maintained with the prospectus identified above.

On January 30, 2004, the Board of Trustees of Morgan Stanley Variable Investment Series approved a Plan of Liquidation (the "Plan") relating to the Pacific Growth Portfolio (the "Portfolio"), and recommended that the Plan be submitted to shareholders of the Portfolio for approval. Management's recommendation to the Board to approve the Plan was based on the Portfolio's small asset size and inability to attract new assets. As a result, the Board concluded that it is advisable and in the best interests of shareholders to liquidate the Portfolio.

The Plan will be effective upon approval by shareholders of the Portfolio at a Special Meeting of Shareholders to be held on or about April 14, 2004. Upon shareholder approval, it is anticipated that the Portfolio will liquidate on or about April 17, 2004. Any remaining shareholders on the date of liquidation will receive a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Portfolio. If shareholders of the Portfolio fail to approve the Plan, the Portfolio will not be liquidated and will continue to operate and be managed in accordance with the investment objective and policies of the Portfolio as currently in effect. However, in such case, the Trustees would determine what alternative action, if any, should be taken.

Effective February 3, 2004, the Portfolio will close to new investors. Until the liquidation of the Portfolio, all current shareholders will continue to be able to make additional investments in the Portfolio and will retain the right to redeem shares.

                                       1